EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


On Stage Entertainment, Inc.
4625 West Nevso Drive
Las Vegas, Nevada  89103

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 15, 1999 relating to the consolidated financial statements of On Stage Entertainment, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998.



                                                /s/ BDO Seidman, LLP
                                                ----------------------
                                                BDO Seidman, LLP



Los Angeles, California
June 9, 1999